Jefferies Annual Global Industrials
August 10th, 2011
Exhibit 99.1

NYSE: NAV
For more than 175 years
we’ve been helping people from every corner of the world
move the goods that move the welfare of entire nations.

2 2
Safe Harbor Statement &
Other Cautionary Notes
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors , included within our Form 10-K for the year ended October 31, 2010, which was filed on December 21, 2010.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e.
pension and other postretirement costs). It also excludes financial services and other expenses that may not be related to the core manufacturing business or underlying results.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NAVISTAR®
Leveraging Assets/Controlling Destiny
GREAT PRODUCTS
PROFITABLE GROWTH
COMPETITIVE COSTS

NAVISTAR
NYSE: NAV

3 3 Agenda • Driving shareholder value • Three pillar strategy – Great products – Competitive cost structure – Profitable growth • 2011 Update – Operations – Financial guidance

$25.00
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
Diluted Earnings per Share
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
$1.8B Segment Profit Goal @ 350k units
Original $1.6B Segment Profit Goal @ 415k units
2008 Actual
2010 Actual
2009 Actual

NAVISTAR
NYSE: NAV

4 4
Driving Shareholder Value
Note:   This slide contains non-GAAP information, please see the REG G
in appendix for a detailed reconciliation.   2011 FY Guidance
does not include the impact of Engineering Integration; Valuation
Allowance release; restructuring of Chatham, Workhorse and
Monaco and impairment charges.

WORKSTAR
DURASTAR
TRANSTAR

MAXXFORCE 7
MAXXFORCE DT 9 10
POWER STROKE DIESEL

Mahindra
NAVISTAR

MAXXFORCE 7
MAXXFORCE DT 9 10
MAXXFORCE 11 13
MAXXFORCE 15

purePOWER TECHNOLOGIES
A NAVISTAR COMPANY

NAVISTAR
NYSE: NAV

5 5
Purchased Engines
9900
SCHOOL BUS
9200 / 9400
Global Powertrain
7.2L
9.3L
4.8L
Leader in Products, Technology and
Innovation
2007 Product Offerings
2011 Product Offerings –
Well Positioned For the Future

Mahindra
NAVISTAR

MAXXFORCE 7
MAXXFORCE DT 9 10
MAXXFORCE 11 13
MAXXFORCE 15

pure POWER
TECHNOLOGIES
A NAVISTAR COMPANY

NAVISTAR
NYSE: NAV

6 6 Leader in Products, Technology and Innovation 2011 Product Offerings – Well Positioned For the Future What’s Next: Global Class 8 Truck Global Powertrain 7.2L 9.3L 4.8L

1

2

3

Double the size of the company, with less capital costs*

NAVISTAR

NYSE: NAV

7 7
At $15 to $20+ Billion Company
(Normal Industry)
At $7 to $8 Billion Company
Competitive Cost Structure
Leveraging Assets/Controlling Destiny
Scale 1-2-3
13L/15L Cost
Total (‘01 – ’05) $1,423M
Total (‘06 – ’10) $1,103M
*Capital expenditures excluding equity investments

8 8
• Moving from focused facilities to
flexible manufacturing to minimize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville: Ability to produce
V8/I6/DT engines on same line
• Labor agreement
Competitive Cost Structure
Completed Actions Next Steps to increase Shareholder Value
• Leveraging assets
• Integrated Product Development
Center
• Truck Plants: Chatham, Monaco &
Workhorse
NYSE: NAV
GAP
CAP
SAP
TBP
HEP
CBP
MPP
EAP

Medium
Truck
Great Products –
Market Share
Severe Service
Truck
Heavy
Truck
FY09 61%
FY10 59%
JuneYTD11
47%
FY09 35%
FY10 38%
JuneYTD11 39%
FY09 34%
FY10 33%
JuneYTD11 33%
FY09 25%
FY10 24%
JuneYTD11
16%
Combined Class 8
School
Bus
(U.S. & Canada)
Class 4-5
JuneYTD
11
Industry 23K
Navistar 900
Market Share ~4%

20% Market Share
JuneYTD11
NYSE: NAV
School Bus & Combined Class 6-8 Market Share –
FY09:
34%;
34%; FY10: 33%; 33%; JuneYTD11: 27% 27%

10 10
35%
43%
19%
22%
0%
10%
20%
30%
40%
50%
60%
Nov-Mar Apr-Jun Nov-Mar Apr-Jun
Great Products –
Growing Market Share
with Increased Customer Experience
(U.S. & Canada)
Class 6-7 Combined Class 8
Class 8 Strategy
What We’ve Said
• Convert to
proprietary U.S. and
Canada diesel
engine
• Transition industry
from 15L to 13L
• Customer
experience during
transition will drive
increased second
half momentum

20%

Jun YTD

33%

Jun YTD

16%

Jun YTD

NAVISTAR

NYSE: NAV

11 11
U.S. and Canada Heavy Strategy –
Launch of Derivative Products
Severe Service
Heavy
ProStar ® with
MaxxForce ® 15
Sloped Nose
WorkStar ®
PayStar ® with
MaxxForce ® 15
LoneStar ® with
500HP MaxxForce ® 13
9900 with
MaxxForce ® 15
CAT CT660
Available now
Expected Q1 2012
Continue to Broaden Product Offering
Combined
Class 8

12 DefenseNews July 25, 2011

www.defensenews.com

DEFENSE NEWS TOP 100

(1-50)

NYSE: NAV

12 12
Navistar Defense
• Era of efficiency
– Government will look to industry
for:
• Higher quality
• Lower cost
• Quicker development
• Sustainment of existing vehicle
fleets will continue (increase)
2008 2009 2010 2011+
> $2B > $2B > $2B ~$1.9B

13 13 Differentiated Global Distribution Currently 410 branded sales or service points

Revenue ($ in millions)
10 %+ Average CAGR

NAVISTAR
NYSE: NAV

14 14 Results – Vehicle Integration Drives Profitable Growth (U.S., Canada, Mexico, excludes Military) North American Parts Sales $0 $500 $1,000 $1,500 $2,000 2009 2010 2011 Fcst

15 15
Actual Annualizing
Industry YTD June YTD June
School Bus 16,500 18,000 11,700 17,500 15,000 18,000
Class 6-7 - Medium 52,500 58,000 40,900 61,300 60,000 67,000
Combined Class 8 (Heavy & Severe Service) 171,000 184,000 108,300 162,400 165,000 175,000
Total Industry Demand 240,000 260,000 160,900 241,200 240,000 260,000
FY 11 FY 11
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume
Original Guidance Revised Guidance
2011 Update
Position Us For When Market Returns:
Industry Landscape – Investing in Our Future
100,000
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
U.S. and Canada Class 6-8 Retail Industry
2011 Drivers:
•Differentiation and leadership
•Deliver customer value
Fuel economy with EGR
Convert 15L to 13L
Strength of dealer network
•Focus on cost structure
Flexible manufacturing
Integrated product development
•Invest in global growth

+5.5%

NAVISTAR

CONTINENTAL mixers

NAVISTAR NYSE: NAV

16 16
3,000
4,300
0
2,000
4,000
6,000
8,000
10,000
12,000
FY 2010 FY 2011 YTD June FY 2011 FCST
Maximize Profit While Protecting Markets
Balance needs of customers with supplier capacity
As reported on 6/7/2011
in Q2 presentation:
Updated
Outlook:
Combined
Class 8
FY2011 Revised FY2011
Industry 171K - 184K 165K - 175K
Navistar 42K - 46K 38K - 40K
Market Share ~25% ~23% - 24%
Global Truck:  Latin America & Caribbean U.S. and Canada Combined Class 8 Retail Sales
ProStar
®
10,000 – 12,000
TranStar
®
WorkStar
®
Mixer
(This represents retail deliveries)
12.5%
18.0%
YTD FY2010 YTD FY2011
Market Share

2011 Analyst Day
2011 Analyst Day
Today
Today
2011 Business Drivers 2011 Business Drivers
• Industry recovering (240K – 260K) • Industry (240K – 260K) Heavy , Class 6-7
• Maintain Market Share – Back-end loaded • Maintain Market Share – Back-end loaded
• Military $1.5B - $2.0B Revenue • Military – ~$1.9B Revenue
• Global Investing to profitable • “Total” Global – Profitable
• 15L Launch • 15L Launch – Launched in March
• Engineering Slightly up • Engineering – Slightly up
• Engine segment profitability - ~$100M
(back end loaded)
• Engine segment profitability - ~$100M
(back end loaded)
• Adjusted EPS - $5.00 to $6.00 • Adjusted EPS - $5.50 to $6.00
• Manufacturing Cash - $1.2B - $1.4B • Manufacturing Cash - $1.2B - $1.4B
2011 One-Time Items 2011 One-Time Items
• Engineering Integration • Engineering Integration – on track
• Manufacturing • Manufacturing – Chatham, Monaco and Workhorse
• Valuation Allowance • Valuation Allowance
What We Said:
- Convert 15L to 13L
- Convert all
customers to
proprietary engine
- Implement EGR
Note:   This slide contains non-GAAP information, please see the REG G
in appendix for a detailed reconciliation.   2011 FY Guidance
does not include the impact of Engineering Integration; Valuation
Allowance release; restructuring of Chatham, Workhorse and
Monaco and impairment charges.

Sales and Revenues

Adjusted Diluted EPS

NAVISTAR

NYSE: NAV
18 18
2011 Financial Guidance
• $5.50 – $6.00 adjusted EPS with this
being heavily weighted towards Q4
• Q4 2011 drivers
– Truck
• 10% increase in operating days in Q4 vs. Q3
• Worldwide production up at > 25% from Q4
to Q3
• Military revenues at ~$700M Q4
vs. ~$330M Q3
• >50% increase in Latin America units vs. Q3
• Supply base - balance needs of customers
with supplier capacity
– Engine
• Big Bore engine production currently at ~800
per week and will ramp up to ~1,200 per
week by year end
• South America  – record year
• Cost per unit reductions
Navistar Consolidated Revenues ($ in Billions)
Navistar Adjusted Diluted EPS
Note:   This slide contains non-GAAP information, please see the REG G
in appendix for a detailed reconciliation.   2011 FY Guidance
does not include the impact of Engineering Integration; Valuation
Allowance release; restructuring of Chatham, Workhorse and
Monaco and impairment charges.
$0
$2
$4
$6
$8
$10
$12
$14
$16
1st Half 2nd Half Full Year Guidance
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
1st Half 2nd Half Full Year Guidance
Guidance
$13.6 – $14.3
$1.22
Guidance
$5.50 – $6.00
Expected 2nd Half
$4.30 - $4.80
$6.1
Expected 2nd Half
$7.5 - $8.2

19 19
Driving Shareholder Value
Note:   This slide contains non-GAAP information, please see the REG G
in appendix for a detailed reconciliation.   2011 FY Guidance
does not include the impact of Engineering Integration; Valuation
Allowance release; restructuring of Chatham, Workhorse and
Monaco and impairment charges.
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
$25.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
Original segment profit goal assumed a share count of
72.5M shares and a tax rate of 25% .
2009
Actual
2010
2008
Actual
Original $1.6B  Segment
Profit Goal @ 415k units
$1.8B  Segment Profit
Goal @ 350k units
2011 results and commitment to
earnings unchanged
• Differentiation and leadership
• Deliver customer value
Fuel economy with EGR
Convert 15L to 13L
• Focus on cost structure
Flexible manufacturing
Integrated product development
• Invest in global growth
Actual
NYSE: NAV
2012 and Future – commitment to
earnings unchanged
• Market recovery
• Increased product offering
• Product differentiation
• Military – $1.5B - $2.0B Revenue
• Global Truck – Move from investing to profitability
• Protect shareholder value/Maximize profitability

NYSE: NAV
20 20
SEC Regulation G – Non-GAAP
Reconciliation
Manufacturing Segment
Results:
We believe manufacturing segment results, which includes the segment results of our
Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.
Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and Adjusted
Manufacturing Segment Profit:
We believe that adjusted net income, diluted earnings per share attributable to Navistar
International Corporation, and adjusted manufacturing segment profit excluding engineering integration costs, certain restructuring costs, and certain impairment charges, which are not considered to be part of our ongoing business, improve the comparability of year to year results and are representative of our underlying performance. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP).
The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

21 21
SEC Regulation G – 2011
Guidance
Lower Upper
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation $          190 $           288
Plus: Engineering integration costs
(A)
77 77
Impairments and restructuring and related charges (B) 160 100
Adjusted net income attributable to Navistar International Corporation $          427 $           465
Diluted earnings per share attributable to Navistar International Corporation $         2.45 $          3.71
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation 2.29
Adjusted diluted earnings per share attributable to Navistar International Corporation $         5.50 $          6.00
Approximate diluted weighted shares outstanding
(C)
77.6 77.6
Fiscal 2011 guidance: adjusted net income and diluted earnings per share attributable to Navistar
International Corporation reconciliation:
(A)
Engineering integration costs relate to the consolidation of our truck and engine engineering operations as  well as the move of our world headquarters. We continue to develop plans for efficient transitions related to these activities and the optimization of our operations and management structure.
(B) Impairments and restructuring and related charges are charges relate to our plans to close our Chatham, Ontario and Workhorse chassis plant in Union City, Indiana, and to significantly scale back operations at its Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon. In addition, as a result of these expected actions, as well as other factors, the Company concluded that there was a trigger event for the review for impairment of various long-lived assets, including certain intangible assets, related to these facilities. We expect most of these charges to be incurred during the third and fourth quarters of 2011, with the remainder taking place in 2012.
(C)
Approximate diluted  weighted shares outstanding  based on assumed average share price of $65 per share during the period.
Note: Above reconciliation does not include the impact of the potential income tax valuation allowance release.
3.05

SEC Regulation G – EPS vs.
Traditional Industry
(A) Revised Target sales and revenues, net  – Projections based on $17-18B of GAAP revenue and $2-3B of Non-GAAP revenue related to Navistar's share of non-consolidated affiliates.
Original
Target
Revised
Target
U.S. & Canada Industry
414,500 350,000
Sales and Revenues, Net
(A)
$15 + $20 +
Diluted earnings per share attributable to Navistar International Corporation
$  11.46 $  12.31
Approximate diluted weighted shares outstanding
~ 72.5 ~ 72.5
(Dollars in Millions)
Net income (loss) attributable to Navistar International Corporation
$     825 $     892
Less: Financial services segment profit, Corporate and eliminations, and income taxes
(775) (888)
Manufacturing segment profit
$  1,600 $  1,780

23 23
SEC Regulation G – Fiscal Year
Comparison
2009 2008
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation $          320 $           134
Plus:
Ford settlement, restructuring and related charges (benefits) (A) (157) 36
Impairment of property, plant, and equipment (B) 31 358
Write-off of debt issuance costs (C) 11 -
Adjusted net income attributable to Navistar International Corporation $          205 $           528
Adjusted diluted earnings per share attributable to Navistar International Corporation $         2.86 $          7.21
Diluted weighted shares outstanding 71.8 73.2
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
(A) Ford settlement, restructuring and related charges (benefits) include the impact of our settlement with Ford in 2009 as well as charges and benefits recognized related to restructuring activity at our Indianapolis Casting Corporation and Indianapolis Engine Plant. The charges and benefits were recognized in our Engine segment with the exception of $3 million of income tax expense and $1 million of income tax benefit related to the settlement in 2009 and 2008 respectively.
(B) Impairment of property, plant, and equipment in 2008 are related to impairments to the asset groups in the Engine segment’s VEE Business Unit. The 2009 impairments relate to charges recognized by the Truck segment for impairments related to asset groups at our Chatham and Conway facilities
(C) The write-off of debt issuance costs in 2009 relate to charges related to the Company’s refinancing.

24 24
SEC Regulation G – Six Months
Ended April 30, 2011
Six Months
Ended
April 30, 2011
(Dollars in Millions, except per share data)
Net income attributable to Navistar International Corporation
$                68
Plus:
Engineering integration costs
(A)

Adjusted net income attributable to Navistar International Corporation
$                94
Diluted earnings per share attributable to Navistar International Corporation
$             0.87
Effect of adjustments on diluted earnings per share attributable to Navistar International Corporation
0.35
Adjusted diluted earnings per share attributable to Navistar International Corporation
$             1.22
Diluted weighted shares outstanding
77.3
Adjusted net income and diluted earnings per share attributable to Navistar International Corporation reconciliation:
(A)
Engineering integration costs relate to the consolidation of our truck and engine engineering operations as well as the move of our world headquarters. We continue to develop  plans for efficient transitions related to these activities and the optimization of our operations and management structure.